PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Supplement to Prospectus Dated May 1, 2007

Supplement dated April 17, 2008

Prudential Retirement Security Annuity II

Supplement to Prospectus Dated December 3, 2007

Supplement dated April 17, 2008

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectuses for the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to revise the available Variable Investment Options as indicated below:

The AST Conservative Asset Allocation portfolio is no longer available for investment under the Contracts.